Exhibit 99.6

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made and entered into as of the 21 day of February, 2002, by and between Zamba Corporation, a Delaware corporation (the “Company”), and HCL Technologies America, Inc., a California corporation (the “Purchaser”).

WHEREAS, the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and is very familiar with the Company’s business, financial condition and prospects; and

WHEREAS, the Purchaser is a wholly-owned subsidiary of one of India’s leading global IT services and product engineering companies, providing value-added, software-led IT solutions and services to large and medium-scale organizations; and

WHEREAS, the Purchaser desires to purchase shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), pursuant to the terms of this Agreement.

Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.             Purchase and Sale of Common Stock.  The Company hereby sells to the Purchaser, and the Purchaser hereby purchases from the Company, 2,460,025 shares of Common Stock (the “Shares”), at a purchase price of $0.407 per share, for an aggregate purchase price of $1,000,000.00.  The price of the Shares is based on the average of the closing bid prices of the Common Stock on the Nasdaq National Market System for the twenty business days prior to February 21, 2002.  Promptly following the execution of this Agreement, the Purchaser shall pay the full amount of the purchase price to the Company by wire transfer in immediately available funds to an account designated in writing by the Company.  Upon receipt of the full amount of the purchase price, the Company shall deliver to the Purchaser a certificate registered in the Purchaser’s name representing the Shares. The Company agrees to pay all expenses associated with the issuance of the Shares and Warrant Shares including listing the Shares on the Nasdaq Stock Market.

2.             Warrants.  In consideration of this Agreement, the Company hereby agrees to issue to the Purchaser a warrant (the “Warrant”) to purchase up to 615,006 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.610 per share, in the form attached hereto as Exhibit A.  The exercise price of the warrant represents 150% of the average of the closing bid prices of the Common Stock on the Nasdaq National Market System for the twenty business days prior to February 21, 2002.  The Holder and the Company have entered into a Warrant Agreement, dated as of the date hereof, governing the terms of the warrant and the Warrant Shares issuable thereunder.

3.             Closing Date; Delivery.

(a)           The closing (the “Closing”) of the purchase and sale of the Shares and the issuance of the Warrant will be held at the offices of the Company, 3033 Excelsior Boulevard, Suite 200, Minneapolis, Minnesota, at ____ a.m. on February __, 2002, or at such other time and place as the Company and the Purchaser may agree upon (the “Closing Date”).

(b)           At the Closing, the Company will deliver to the Purchaser the Warrant and the stock certificate representing the Shares.  At the Closing, the Purchaser will pay to the Company the amount of the purchase price for the Shares by check, wire transfer or any combination of the foregoing.

3.             Representations and Warranties of the Company.  As a material inducement for the Purchaser’s purchase of the Shares, the Warrant and any Warrant Shares, the Company represents, warrants, covenants and acknowledges to the Purchaser that:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and presently proposed to be conducted.  The Company is duly qualified to do business as a foreign corporation in all jurisdictions where it is required due to the nature of its business to be qualified.

(b)           The Shares, when issued and paid for pursuant to the terms of this Agreement, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all liens and restrictions (except for such legends or restrictions on such shares as may be required under the Securities Act).  The shares of Warrant Stock issuable upon exercise of the Warrants have been or, as of the Closing, will be reserved for issuance and, when issued upon such conversion, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all liens and restrictions (except for such legends or restrictions on such shares as may be required under the Securities Act).

(c)           Based upon the representations and warranties of the Purchaser contained in Section 5 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, the Warrant or the Warrant Shares, other than the qualifications and filings under certain applicable state securities laws, which qualifications and filings have been or will be effected within the period required by law.  The Company has not, directly or through an agent, offered the Shares, the Warrant or the Warrant Shares or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Purchaser.  Under the circumstances contemplated hereby, the offer, issuance, sale and delivery of the Shares, the Warrant and the Warrant Shares will not under current laws and regulations require compliance with the prospectus delivery or registration requirements of the Securities Act.

(d)           The execution and delivery of this Agreement has been duly authorized by all requisite corporate action on behalf of the Company, and this Agreement has been duly executed and delivered by an authorized officer of the Company.  This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.  The requisite corporate action necessary to the authorization, creation, issuance (or reservation for issuance) and delivery of the Shares, the Warrant and the Warrant Shares has been or will be taken by the Company prior to the issuance of such Shares, Warrant or Warrant Shares.

(e)           Neither the execution or delivery of, the performance or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any lien upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties is bound or affected or (ii) violate its Certificate of Incorporation or its Bylaws.

(f)            The Company will comply in all material respects with all applicable periodic public reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will use its best efforts to timely file all reports required to satisfy the current public information requirements under Rule 144 of the Securities Act, unless the Company’s Board of Directors determines that the filing of such reports would not be in the best interests of the Company or its stockholders.

(g)           All of the information and documentation provided to the Purchaser do not as of the date of such information or documentation: (i) contain any untrue statement of a material fact, or (ii) omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(h)           Since September 30, 2001 and except as disclosed in publicly available documents filed with the Securities and Exchange Commission or except as otherwise disclosed to the purchaser:  (i) the Company has not incurred any material liabilities or obligations, contingent or otherwise, not in the ordinary course of business, (ii) the Company has not paid or declared any dividend or other distribution with respect to its outstanding capital stock, (iii) there has not been any material change in the capital stock or any material increase in the long-term debt of the Company, or any material issuance of shares of capital stock of the Company or of options, warrants, or rights to purchase capital stock of the Company, (iv) no material loss or damage (whether or not insured) to the property of the Company has been sustained, and (v) no material legal or governmental proceeding, domestic or foreign, affecting the Company or the transactions contemplated by this Agreement has been instituted or threatened, and (vi) to the knowledge of executive management of the Company, there has not been any material adverse change in the business, condition (financial and other) or properties of the Company.

5.             Representations and Warranties of the Purchaser.  As a material inducement for the Company’s issuance and sale of the Shares, the Warrant and any Warrant Shares, the Purchaser represents, warrants, covenants and acknowledges to the Company that:

(a)           The Purchaser understands that the issuance of the Shares and the Warrant has not been, and any issuance of the Warrant Shares will not be, registered under the Securities Act, or applicable state securities laws.  Instead, the Company is issuing the Shares and the Warrant, and will issue any Warrant Shares, pursuant to exemptions from such laws and in doing so is and would be relying on, among other things, the Purchaser’s representations, warranties, covenants and acknowledgements contained herein.

(b)           The Purchaser qualifies as an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

(c)           The Purchaser has sufficient knowledge of the Company’s business, financial condition and prospects.  In addition, the Purchaser has been provided with or given access to such additional information as the Purchaser has requested, including access to the Company’s management, and has utilized such access to his satisfaction for the purpose of obtaining information regarding the Company’s business, financial condition and prospects.

(d)           The Purchaser is acquiring the Shares and the Warrant, and will acquire any Warrant Shares, for its own account, for investment purposes only, and without the intention of reselling or redistributing the Shares or any Warrant Shares, except that the Purchaser may transfer the Shares and/or the Warrant to an affiliate of the Purchaser;

(e)           The Purchaser is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares, the Warrant or any Warrant Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the Company’s condition, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares, the Warrant or any Warrant Shares and for which the Shares, the Warrant or any Warrant Shares were pledged, would constitute an intent inconsistent with the foregoing representation.

(f)            If, contrary to the Purchaser’s foregoing intentions, it should later desire to dispose of or transfer any of the Shares, the Warrant or any Warrant Shares in any manner, the undersigned shall not do so without (i) first obtaining an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may lawfully be made without registration pursuant to the Securities Act and applicable state securities laws or (ii) registering the resale of the Shares and any Warrant Shares under the Securities Act and applicable state securities laws.

(g)           Except as otherwise provided in the Warrant or in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Purchaser (the “Registration Rights Agreement”), the Company has no obligation to register the Shares, the Warrant or any Warrant Shares for resale under the Securities Act or any applicable state securities laws, or to take any other action which would facilitate the availability of federal or state registration exemptions in connection with any resale of the Shares, the Warrant or any Warrant Shares.  Accordingly, the Purchaser may be prohibited by law from selling or otherwise transferring or disposing of the Shares, the Warrant or any Warrant Shares and may have to bear the economic risk of its investment in the Company for an indefinite period.

(h)           Purchaser understands its obligations regarding the restriction on trading in the Company’s securities while in possession of material nonpublic information.

6.             Registration Rights.  Holder shall be entitled to the registration rights described in the Registration Rights Agreement.  Holder’s participation in any such registration by the Company shall be in accordance with the procedures, and subject to the limitations, set forth on such Exhibit B in the Registration Rights Agreement, the form of which is attached hereto.

7.             Miscellaneous.

(a)           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective successors and permitted assigns.

(b)           Governing Law; Venue.  This Agreement shall in all respects be governed by, and enforced and interpreted in accordance with, the laws of the State of California, except with respect to its rules relating to conflicts of laws.  Venue for any dispute arising under this Agreement shall be in courts located in the State of California and the parties agree that the state and federal courts located in such state shall have the exclusive jurisdiction over the parties hereto in any matter hereunder.

(c)           Legend.  The Shares issued to the Purchaser pursuant to this Agreement shall contain the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.  ACCORDINGLY, THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO ZAMBA CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.

(d)           Notices.  All notices, consents, requests, demands, instructions or other communications provided for herein shall be in writing and shall be deemed validly given, made and served when (a) delivered personally, (b) sent by certified or registered mail, postage prepaid, (c) sent by reputable overnight delivery service, or (d) sent by telephonic facsimile transmission, and, pending the designation of another address, addressed as follows:

If to the Company:	Zamba Corporation
3033 Excelsior Blvd., Suite 200
Minneapolis, Minnesota 55416
Attn: Chief Financial Officer
Fax: (952) 893-3948

If to the Purchaser:	HCL Technologies America, Inc.
330 Potrero Avenue
Sunnyvale, California 94085
Fax:

(e)           Entire Agreement and Counterparts.  This Agreement and the Exhibits attached hereto evidence the entire agreement between the Company and the Purchaser relating to the subject matter hereof and supersede in all respects any and all prior oral or written agreements or understandings.  This Agreement and the Exhibits attached hereto may not be amended or modified, and no provisions hereof may be waived, except by written instrument signed by both the Company and the Purchaser.  This Agreement and the Exhibits attached hereto may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one Agreement.

(f)            Headings.  Section headings used in this Agreement have no legal significance and are used solely for convenience of reference.

(g)           Expenses.  Each party shall pay for its own legal, accounting and other similar expenses incurred in connection with the transaction contemplated by this Agreement.

(h)           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement, the Warrant and the Registration Rights Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Warrant and any Warrant Shares); provided, however, that any such successor or assign shall only be to an affiliate of the Company or the Purchaser unless the Company approves the assignment or transfer of the Shares, the Warrant or the Warrant Shares to another third party.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, the Warrant or any Warrant Shares except as expressly provided in this Agreement.

IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date set forth in the first paragraph.

THE COMPANY:		THE PURCHASER:

ZAMBA CORPORATION		HCL TECHNOLOGIES AMERICA, INC.

By:	/s/ D. Holden	/s/ Ashok Jain
Name:	Doug Holden	Name:	Ashok Jain
Title:	CEO	Title:	Supervisory Director